UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2022

ChoiceOne Financial Services, Inc.
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-19202 (Commission File Number)	38-2659066 (IRS Employer Identification No.)

109 E. Division Street Sparta, Michigan (Address of Principal Executive Offices)	49345 (Zip Code)

Registrant's telephone number, including area code: (616) 887-7366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	COFS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 23, 2022, the Board of Directors of ChoiceOne Financial Services, Inc. (the "Company") adopted the ChoiceOne Financial Services, Inc. Equity Incentive Plan of 2022 (the “Incentive Plan”), subject to shareholder approval. At the annual meeting of the Company's shareholders held on May 25, 2022, the shareholders approved the Incentive Plan. The description of the Incentive Plan contained in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2022 is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of the Company's shareholders held on Wednesday, May 25, 2022, the Company's shareholders voted on five matters: (1) the election of five directors; (2) approval of the ChoiceOne Financial Services, Inc. Equity Incentive Plan of 2022; (3) approval of the ChoiceOne Financial Services, Inc. 2022 Employee Stock Purchase Plan; (4) approval on an advisory basis of the compensation of the Company’s named executive officers as disclosed in the proxy statement; and (5) ratification of the selection of Plante & Moran PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

All of the nominees for director were elected by the following votes:

	Votes Cast
			Broker
	For	Withheld	Non-Votes
Greg L. Armock	3,907,402	81,656	1,320,513
Eric E. Burrough	3,894,412	94,646	1,320,513
David J. Churchill	3,904,701	84,357	1,320,513
Nels W. Nyblad	3,884,766	104,292	1,320,513
Kelly J. Potes	3,894,404	94,654	1,320,513

The shareholders approved the ChoiceOne Financial Services, Inc. Equity Incentive Plan of 2022 by the following votes:

Votes Cast

For	Against	Abstain	Broker Non-Votes
3,582,650	346,813	59,595	1,320,513

The shareholders approved the ChoiceOne Financial Services, Inc. 2022 Employee Stock Purchase Plan by the following votes:

Votes Cast

For	Against	Abstain	Broker Non-Votes
3,609,245	246,576	133,237	1,320,513

The shareholders approved the compensation of the Company’s named executive officers by the following votes:

Votes Cast

For	Against	Abstain	Broker Non-Votes
3,436,050	480,403	72,605	1,320,513

An advisory proposal to approve the Company’s executive compensation will next occur in connection with the Company’s 2023 Annual Meeting of Shareholders.

The shareholders ratified the appointment of Plante & Moran PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2022 by the following votes:

Votes Cast

For	Against	Abstain	Broker Non-Votes
5,248,967	27,731	32,873	0

***

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 27, 2022	CHOICEONE FINANCIAL SERVICES, INC. (Registrant)

		By:	/s/ Adom J. Greenland
Adom J. Greenland Its Secretary, Chief Financial Officer and Treasurer